                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into as of May 15, 2002 (the "Effective Date") by and between The Med-Design Corporation, a Delaware corporation, and its subsidiaries and affiliates (the "Company"), with its principal office at 2810 Bunsen Avenue, Ventura, CA 93003, and David Dowsett ("Executive").

         WHEREAS, Executive desires to become employed by the Company as the Chief Operating Officer, and the Company desires to employ Executive upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Employment.

         1.1. Term. The Company hereby agrees to employ Executive, and Executive hereby accepts such employment and agrees to perform Executive's duties and responsibilities in accordance with the terms and conditions and provisions hereinafter set forth. This Agreement shall be effective as of the Effective Date set forth above, and shall continue until May 15, 2006, unless the Agreement is terminated sooner in accordance with Section 3 below. The period commencing on the effective date and ending on the date on which the Agreement terminates under the preceding sentence is hereinafter referred to as the "Term of the Agreement." Nothing in this Agreement shall be construed as giving Executive any right to be retained in the employ of the Company, and Executive specifically acknowledges that he shall be an employee-at will of the Company, and thus subject to discharge at any time by the Company with or without Cause and without compensation of any nature except as provided in Section 3 below.

         1.2. Representations. Executive hereby represents to the Company that Executive is under no contractual obligation to refrain from working for a competitor of any prior employer. Executive also hereby represents to the Company that he knows of no circumstances that would adversely affect his ability to function effectively in the functions essential to the position of Chief Operating Officer as described in this Agreement.

         1.3. Duties and Responsibilities. During the Term of the Agreement, Executive shall serve as the Chief Operating Officer of the Company. Executive shall perform all duties and functions and accept all responsibilities incident to his position as Chief Operating Officer and as may be reasonably assigned to him by the Company's Chief Executive Officer and the Board of Directors of the Company (the "Board").

         1.4. Location of Employment. During the Term of the Agreement, the services performed by Executive shall be rendered primarily at the Company's facilities in Ventura, California; provided, however, that Executive acknowledges that he may be required to perform services on temporary assignments in other locations from time to time, he will be required to travel on Company business, and, if Executive consents in advance, he may be reassigned from time to time by the Company for extended periods to other locations.

         1.5. Extent of Service. Executive agrees to use Executive's best efforts to carry out Executive's duties and responsibilities under Section 1.3 hereof and, consistent with the other provisions of this Agreement, to devote substantially all of Executive's business time, attention and energy thereto. The foregoing shall not be construed as preventing Executive from making investments in other businesses or enterprises, provided that Executive agrees not to become engaged in any other business activity which, in the reasonable judgment of the Board, is likely to interfere with Executive's ability to discharge Executive's duties and responsibilities to the Company.

         2. Compensation and Benefits.

         2.1. Base Salary. During the Term of the Agreement, for all the services rendered by Executive hereunder, the Company shall pay Executive a base salary at the annual rate of $210,000 payable in installments at such times as the Company customarily pays its other senior level executives. Executive's base salary shall be reviewed annually for appropriate increases by the Compensation Committee of the Board (the "Committee") pursuant to the Committee's normal performance review policies for senior level executives.

         2.2. Retirement and Welfare Plans. Executive shall be entitled to participate in all employee retirement and welfare benefit plans and programs made available to the Company's senior level executives as a group or to its employees generally, as such retirement and welfare plans may be in effect from time to time and subject to the eligibility requirements of the plans and programs. Nothing in this Agreement shall prevent the Company from amending or terminating any retirement, welfare or other employee benefit plans or programs from time to time as the Company deems appropriate.

         2.3. Reimbursement of Expenses; Vacation and Other Benefits. Executive shall be provided with reimbursement of reasonable expenses related to Executive's employment by the Company on a basis no less favorable than that which may be authorized from time to time for senior level executives as a group. Executive shall be entitled to vacation and sick leave in accordance with the Company's vacation, holiday and other pay for time not worked policies and shall be entitled to a monthly car allowance in the amount of $800.00 (which shall consist of $700.00 for the cost of a car and $100.00 for the cost of insurance), according to the terms of the Company's car allowance policy for executives.

         2.4. Incentive Compensation.

                  (a) Initial Options. As of the Effective Date, the Company shall grant to Executive stock options to purchase an aggregate of 300,000 shares of common stock of the Company with an exercise price equal to the fair market value of the Company's stock on the Effective Date. The terms of the options shall be governed by the forms of Stock Option Agreement attached as Exhibit A.

                  (b) Incentive Plans. Executive shall be eligible to participate in any short-term and long-term incentive programs established by the Company for its senior level executives generally, on terms established by the Board from time to time.

                  (c) Relocation Expenses. The Company shall pay to Executive $40,000 as of the Effective Date and an additional $40,000 as of January 1, 2003, if Executive is then employed by, or providing service, to the Company, for the purpose of providing Executive with funds to cover his expenses associated with relocating to Ventura, California. These relocation payments shall be included in Executive's gross income for tax purposes.

         3. Termination.

                  (a) Cause. The Company may terminate Executive's employment at any time for Cause (as defined below) upon written notice to Executive, in which event all payments under this Agreement shall cease, except for Base Salary to the extent already accrued. Executive shall be entitled to any benefits accrued or earned before his termination in accordance with the terms of any applicable benefit plans and programs of the Company.

         3.2. Termination Without Cause.

                  (a) The Company may remove Executive at any time without Cause from the position in which Executive is employed hereunder upon not less than 30 days' prior written notice to Executive; provided, however, that, in the event that such notice is given, Executive shall be under no obligation to render any additional services to the Company and shall be allowed to seek other employment.

                  (b) Upon any termination described in Section 3.2(a) above, Executive shall be entitled to receive only the amount due to Executive under the Company's then current severance pay plan for employees, if any. No other payments or benefits shall be due under this Agreement to Executive, but Executive shall be entitled to any benefits accrued or earned in accordance with the terms of any applicable benefit plans and programs of the Company.

                  (c) Notwithstanding the provisions of Section 3.2(b), in the event that Executive executes and does not revoke a written release substantially in the form attached as Exhibit B, Executive shall be entitled to receive, in lieu of the payment described in Section 3.2(b), the following:

                           (i) Executive shall receive a severance benefit equal to one year of Executive's base salary as in effect on the termination date, which shall be paid in substantially equal installments according to the Company's normal payroll practices over a 12-month period. Payment shall begin after the expiration of the revocation period for the Release.

                           (ii) For a period of 12 months following the date of termination, Executive shall continue to receive the medical coverage in effect at the date of his termination (or generally comparable coverage) for himself and, where applicable, his spouse and dependents, as the same may be changed from time to time for employees generally, as if Executive had continued in employment during such period; or, as an alternative, the Company may elect to pay Executive cash in lieu of such coverage in an amount equal to Executive's after-tax cost of continuing such coverage, where such coverage may not be continued (or where such continuation would adversely affect the tax status of the plan pursuant to which the coverage is provided). The COBRA health care continuation coverage period under section 4980B of the Internal Revenue Code of 1986, as amended, shall run concurrently with the foregoing 12-month benefit period.

                           (iii) Executive shall receive any benefits accrued or earned in accordance with the terms of any applicable benefit plans and programs of the Company.

         3.3. Voluntary Termination for Good Reason After a Change of Control.

                  (a) After a Change of Control (as defined below) of the Company, Executive may voluntarily terminate his employment with the Company at any time during the Term of the Agreement upon an occurrence that constitutes Good Reason (as defined below); provided, however, that an occurrence shall not constitute Good Reason if it is corrected by the Company within ten days after the Company's receipt of written notice from Executive.

                  (b) If Executive voluntarily terminates employment for Good Reason after a Change of Control, and provided that Executive executes and does not revoke a written release in the form attached hereto as Exhibit B, Executive shall be entitled to receive the following:

                           (i) Executive shall receive a severance benefit equal to one year of Executive's base salary as in effect on the termination date, which shall be paid in substantially equal installments according to the Company's normal payroll practices over a 12-month period. Payment shall begin after the expiration of the revocation period for the Release.

                           (ii) For a period of 12 months following the date of termination, Executive shall continue to receive the medical coverage in effect at the date of his termination (or generally comparable coverage) for himself and, where applicable, his spouse and dependents, as the same may be changed from time to time for employees generally, as if Executive had continued in employment during such period; or, as an alternative, the Company may elect to pay Executive cash in lieu of such coverage in an amount equal to Executive's after-tax cost of continuing such coverage, where such coverage may not be continued (or where such continuation would adversely affect the tax status of the plan pursuant to which the coverage is provided). The COBRA health care continuation coverage period under section 4980B of the Internal Revenue Code of 1986, as amended, shall run concurrently with the foregoing 12-month benefit period.

                           (iii) Executive shall receive any benefits accrued or earned in accordance with the terms of any applicable benefit plans and programs of the Company.

         3.4. Voluntary Termination. Executive may voluntarily terminate his employment for any reason upon 30 days' prior written notice. In such event, after the effective date of such termination, no further payments shall be due under this Agreement, except as provided in Section 3.3 above. Executive shall be entitled to any benefits due in accordance with the terms of any applicable benefit plans and programs of the Company.

         3.5. Disability. The Company may terminate Executive's employment if Executive has been unable to perform the material duties of his employment for a period of six consecutive months in any 12-month period because of physical or mental injury or illness ("Disability"); provided, however, that the Company shall continue to pay Executive's Base Salary until the Company acts to terminate Executive's employment. Executive agrees, in the event of a dispute under this Section 3.5 relating to Executive's Disability, to submit to a physical examination by a licensed physician jointly selected by the Board and Executive. If the Company terminates Executive's employment for Disability, Executive shall be entitled to receive any other benefits accrued or earned in accordance with the terms of any applicable benefit plans and programs of the Company.

         3.6. Death. If Executive dies while employed by the Company, the Company shall pay to Executive's executor, legal representative, administrator or designated beneficiary, as applicable, any benefits accrued or earned under the Company's benefit plans and programs. Otherwise, the Company shall have no further liability or obligation under this Agreement to Executive's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through Executive.

         3.7. Notice of Termination. Any termination of Executive's employment shall be communicated by a written notice of termination to the other party hereto given in accordance with Section 8. The notice of termination shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) briefly summarize the facts and circumstances deemed to provide a basis for a termination of employment and the applicable provision hereof, and (iii) specify the termination date in accordance with the requirements of this Agreement.

         3.8. Definitions. For purposes of this Agreement, the following terms shall have the meaning set forth below:

                  (a) "Cause" shall mean any of the following grounds for termination of Executive's employment:

                           (i) Executive shall have been convicted of a felony,

                           (ii) Executive fails substantially to perform his reasonably assigned material duties to the Company (other than a failure resulting from Executive's incapacity due to physical or mental illness), which failure has continued for a period of at least 30 days after a written notice of demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to Executive specifying the manner in which Executive has failed substantially to perform; provided, however, that the foregoing shall not apply to a failure if the Board determines that the Executive used his best efforts to perform his material duties to the Company,

                           (iii) Executive engages in willful misconduct in the performance of his duties, or

                           (iv) Executive breaches any written non-competition, non-disclosure or non-solicitation agreement in effect with the Company.

                  (b) "Change of Control" shall be deemed to have occurred if:

                           (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act ), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

                           (ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (d) "Good Reason" shall mean any of the following grounds for Executive's voluntary termination of employment during the Term of the Agreement after a Change of Control:

                           (i) A change in Executive' position or
         responsibilities, which represents a material adverse change from Executive's position or responsibilities as in effect immediately before the change, or assignment to Executive of any duties or responsibilities that are materially inconsistent with Executive's position with the Company.

                           (ii) A reduction by the Company in Executive's annual base salary as in effect immediately prior to the Change of Control date or as the same may be increased from time to time thereafter.

                           (iii) The relocation of the office of the Company where Executive is employed immediately prior to the Change of Control date to a location more than 50 miles away from the previous location.

                           (iv) The failure of the Company to provide Executive with target incentive compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided to Executive immediately before the Change of Control.

                           (v) Any material breach by the Company of any provision of this Agreement.

                           (vi) The failure of the Company to obtain an agreement from the successors and assigns of the Company in the Change of Control to assume and agree to perform this Agreement.

         3.9. Nondisclosure, Nonsolicitation and Invention Assignment Agreement. Executive hereby acknowledges that, during and solely as a result of his employment by the Company, Executive will receive special training and education with respect to the operation of the Company's business and other related matters, and access to confidential information and business and professional contacts. In consideration of Executive's employment and in consideration of the special and unique opportunities afforded by the Company to Executive as a result of Executive's employment, Executive hereby agrees to execute and abide by the terms of the Nondisclosure, Nonsolicitation and Invention Assignment Agreement attached as Exhibit C. Executive agrees and acknowledges that his employment is full, adequate and sufficient consideration for the restrictions and obligations set forth in the foregoing Agreement. Notwithstanding anything in this Agreement to the contrary, the severance benefits and continued health benefits described in Section 3.2 or 3.3 shall immediately cease if Executive breaches the Nondisclosure, Nonsolicitation and Invention Assignment Agreement.

         4. Non-Exclusivity of Rights. Nothing in this Agreement shall prevent or limit Executive's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company and for which Executive may qualify; provided, however, that if Executive becomes entitled to and receives the payments provided for in Section 3 of this Agreement, Executive hereby waives Executive's right to receive payments under any severance plan or similar program applicable to all employees of the Company.

         5. Survivorship. The respective rights and obligations of the parties under this Agreement shall survive any termination of Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

         6. Mitigation. Executive shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise and there shall be no offset against amounts due Executive under this Agreement on account of any remuneration attributable to any subsequent employment that Executive may obtain.

         7. Arbitration; Expenses. In the event of any dispute under the provisions of this Agreement, other than a dispute in which the primary relief sought is an equitable remedy such as an injunction, the parties agree to submit the dispute to mediation in accordance with the Employment Mediation Rules of the American Arbitration Association. If the controversy cannot be resolved by mediation, the parties shall be required to have the dispute, controversy or claim settled by arbitration in Ventura, California in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association, before an arbitrator who shall be selected by the Company and Executive. Any award entered by the arbitrator shall be final, binding and non-appealable and judgment may be entered thereon by either party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The arbitrator shall have no authority to modify any provision of this Agreement or to award a remedy for a dispute involving this Agreement other than a benefit specifically provided under or by virtue of the Agreement. If Executive prevails on any material issue that is the subject of such arbitration or lawsuit, the Company shall be responsible for all of the fees of the arbitrator and any expenses relating to the conduct of the arbitration (including the Company's and Executive's reasonable attorneys' fees and expenses). Otherwise, each party shall be responsible for its own expenses relating to the conduct of the arbitration (including reasonable attorneys' fees and expenses) and shall share the fees of the arbitrator.

         8. Notices. All notices and other communications required or permitted under this Agreement or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received):

         If to the Company, to:
                  The Med-Design Corporation
                  2810 Bunsen Avenue
                  Ventura, CA 93003

         With a required copy to:
                  Morgan, Lewis & Bockius LLP
                  1701 Market Street
                  Philadelphia, PA  19103-2921
                  Attention:  Mims Maynard Zabriskie, Esquire

         If to Executive, to:
                  David Dowsett
                  9247 South Falcon Way
                  Sandy, UT 84093

         With a required copy to:
                  Janove Baar Associates, L.C.
                  9 Exchange Place, Suite 1112
                  Salt Lake City, UT 84111
                  Attention:  Jathan W. Janove, Esquire

or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this Section.

         9. Contents of Agreement; Amendment and Assignment.

                  (a) This Agreement, along with the Nondisclosure, Nonsolicitation and Invention Assignment Agreement sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment approved by the Board and executed on its behalf by a duly authorized officer and by Executive.

                  (b) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive under this Agreement are of a personal nature and shall not be assignable or delegatable in whole or in part by Executive. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, within 15 days of such succession, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Company would be required to perform if no such succession had taken place.

         10. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction. If any provision is held void, invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

         11. Remedies Cumulative; No Waiver. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power under this Agreement or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

         12. Beneficiaries/References. Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable under this Agreement following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of Executive's incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to Executive's beneficiary, estate or other legal representative.

         13. Miscellaneous. All section headings used in this Agreement are for convenience only. This Agreement may be executed in counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

         14. Withholding. All payments under this Agreement shall be made subject to applicable tax withholding, and the Company shall withhold from any payments under this Agreement all federal, state and local taxes as the Company is required to withhold pursuant to any law or governmental rule or regulation. Except as specifically provided otherwise in this Agreement, Executive shall bear all expense of, and be solely responsible for, all federal, state and local taxes due with respect to any payment received under this Agreement.

         15. Governing Law. This Agreement shall be governed by and interpreted under the laws of California without giving effect to any conflict of laws provisions.

         16. Indemnity. The Company agrees to indemnify Executive in connection with the performance of services under this Agreement to the fullest extent allowed by law.

                           IN WITNESS WHEREOF, the undersigned, intending to be
                  legally bound, have executed this Agreement as of the date first above written.

                                        THE MED-DESIGN CORPORATION
                                        By:
                                            -------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------



                                        -----------------------------------
                                        David Dowsett

                                    Exhibit A
                                                                       5/1/2002

                           THE MED-DESIGN CORPORATION

                          2001 EQUITY COMPENSATION PLAN

                          INCENTIVE STOCK OPTION GRANT
                          ----------------------------


         This STOCK OPTION GRANT, dated as of May 15, 2002 (the "Date of Grant"), is delivered by The Med-Design Corporation (the "Company") to David Dowsett (the "Grantee").

                                    RECITALS
                                    --------

         WHEREAS, The Med-Design Corporation 2001 Equity Compensation Plan (the "Plan") provides for the grant of options to purchase shares of common stock of the Company.

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has decided to make a stock option grant to the Grantee subject to approval by the shareholders of the Company of (i) an increase in the aggregate number of shares of common stock of the Company ("Shares") that may be granted pursuant to the Plan and (ii) an increase in the aggregate number of Shares that may be subject to grants made under the Plan to any individual during any calendar year.

         WHEREAS, if the Company does not receive the foregoing approval by the shareholders at the July 2002, shareholder meeting, this Option shall automatically terminate and the Grantee will not have any right to the Option granted hereunder. Notwithstanding anything in this Agreement to the contrary, in no event may the Option be exercised before the foregoing shareholder approval is obtained.

         WHEREAS, the Company and the Grantee have entered into an Employment Agreement dated as of May 15, 2002 (the "Employment Agreement").

         NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option.

         (a) Subject to the terms and conditions set forth in this Agreement and in the Plan and subject to shareholder approval of the Plan changes discussed above, the Company hereby grants to the Grantee an incentive stock option (the "Option") to purchase 112,500 shares of common stock of the Company ("Shares") at an exercise price of $_____ per Share, [which will be the fair market value of the Company's stock as of the grantee's first date of employment, May 15, 2002.] The Option shall become exercisable according to Paragraph 2 below.

         (b) The Option is designated as an incentive stock option, as described in Paragraph 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.

         2. Exercisability of Option.

         (a) The Option shall become fully exercisable on the seventh anniversary of the Date of Grant (May 15, 2009), if the Grantee is then employed by, or providing service to, the Company; provided, however, that the exercisability of a portion of the Option will be accelerated as of the last day of each of the following fiscal years of the Company if the Company meets the annual performance goals attached as Exhibit A for the applicable year, as follows:

              Fiscal Year                Shares for Which the Option Becomes
              -----------                          Exercisable
                                           if Performance Goals are Met
                                           ----------------------------
            2003 Fiscal Year                          37,500
            2004 Fiscal Year                          37,500
            2005 Fiscal Year                          37,500

         (b) If the performance goals are not met for a fiscal year, but the performance goals are met for a subsequent year, any amount that failed to become exercisable in the previous year because of the failure of the Company to attain the performance goals will become exercisable in the subsequent year. Notwithstanding the foregoing, amounts becoming exercisable in accordance with this subsection (b) shall not affect whether amounts become exercisable pursuant to subsection (a).

         (c) The exercisability of the Option is cumulative, but the total number of Shares for which the Option becomes exercisable based on the foregoing schedule shall not exceed 112,500 Shares.

         (d) Notwithstanding the foregoing, if the Company terminates the Grantee's employment without Cause (as defined in the Employment Agreement), the portion of the Option that would have become exercisable for the year upon the attainment of the performance goals (37,500 Shares) for the year in which the Grantee's termination of employment occurs pursuant to subsection (a) above shall become exercisable as of the date of the Grantee's termination of employment.

3. Term of Option.

         (a) The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

         (b) The Option shall automatically terminate upon the happening of the first of the following events:

                  (i) The expiration of the 90-day period after the Grantee ceases to be employed by, or provide service to, the Company, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Employment Agreement).

                  (ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Company on account of the Grantee's Disability.

                  (iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Company, if the Grantee dies while employed by, or providing service to, the Company or within 90 days after the Grantee ceases to be so employed or provide services on account of a termination described in subparagraph (i) above.

                  (iv) The date on which the Grantee ceases to be employed by, or provide service to, the Company for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee's employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Company shall immediately terminate.

4. Exercise Procedures.

         (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Committee written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price,
(iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

         (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the

Grantee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

         (c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Designation as Incentive Stock Option.

         (a) This Option is designated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

         (b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

         (c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the transfer of the Shares to the Grantee after exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

6. Change of Control. Upon a change of control (as defined in the Employment Agreement) of the Company if the Grantee is then employed by, or providing service to, the Company, the Option shall accelerate and become fully exercisable. In all other respects, the provisions of the Plan applicable to a change of control shall apply to the Option.

7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee's lifetime. After the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to
(i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserve, subject to the terms of the Employment Agreement.

10. No Stockholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Executive Officer Company's corporate headquarters, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.


                                        THE MED-DESIGN CORPORATION

Attest:


                                        By:
-------------------------------            ------------------------------------




I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee with respect to the Plan and this Agreement shall be final and binding.

                                        Grantee:
                                                -------------------------------


                                        Date:
                                             ---------------------------------

                                   SCHEDULE A
                                   ----------

                            Annual Performance Goals
                            ------------------------


   ----------------------------------- ----------------------------------------
                  Year                          Earnings Per Share Which
                                              Indicate that the Performance
                                                   Goal Has Been Met.
   ----------------------------------- ----------------------------------------
                  2003                      Earnings of $1.00 per Share.
   ----------------------------------- ----------------------------------------
                  2004                      Earnings of $4.00 per Share.
   ----------------------------------- ----------------------------------------
                  2005                      Earnings of $4.80 per Share.
   ----------------------------------- ----------------------------------------
                  2006                      Earnings of $5.20 per Share.
   ----------------------------------- ----------------------------------------


The Committee will be responsible for determining the Earnings Per Share based on the Company's audited financial statements for the applicable year; [provided, however, that the Committee will be permitted to exclude extraordinary items.]

                                                                       5/1/2002

                           THE MED-DESIGN CORPORATION

                          2001 EQUITY COMPENSATION PLAN

                          INCENTIVE STOCK OPTION GRANT
                          ----------------------------


         This STOCK OPTION GRANT, dated as of May 15, 2002 (the "Date of Grant"), is delivered by The Med-Design Corporation (the "Company") to David Dowsett (the "Grantee").

                                    RECITALS
                                    --------

         The Med-Design Corporation 2001 Equity Compensation Plan (the "Plan") provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Board of Directors of the Company (the "Committee") has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its stockholders.

         The Company and the Grantee have entered into an Employment Agreement dated as of May 15, 2002 (the "Employment Agreement").

         NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option.

         (a) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the "Option") to purchase 187,500 shares of common stock of the Company ("Shares") at an exercise price of $_____ per Share, [which will be the fair market value of the Company's stock as of the grantee's first date of employment, May 15, 2002.] The Option shall become exercisable according to Paragraph 2 below.

         (b) The Option is designated as an incentive stock option, as described in Paragraph 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.

2. Exercisability of Option.

         (a) The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Company (as defined in the Plan) on the applicable date:

                                                 Shares for Which the Option is
                      Date                              Exercisable
                      ----                              -----------
   Six Month Anniversary of the Date of Grant             50,000

   One Year Anniversary of the Date of Grant              25,000

    Second Anniversary of the Date of Grant               37,500

     Third Anniversary of the Date of Grant               37,500

    Fourth Anniversary of the Date of Grant               37,500

         (b) The exercisability of the Option is cumulative, but the total number of Shares for which the Option shall become exercisable based on the foregoing schedule shall not exceed 187,500 Shares.

         (c) Notwithstanding the foregoing, if the Company terminates the Grantee's employment without Cause (as defined in the Employment Agreement), the portion of the Option that would have become exercisable on the next following vesting date pursuant to subsection (a) above, had the Grantee remained an employee, shall become exercisable as of the date of the Grantee's termination of employment.

3. Term of Option.

         (a) The Option shall have a term of ten years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

         (b) The Option shall automatically terminate upon the happening of the first of the following events:

                  (i) The expiration of the 90-day period after the Grantee ceases to be employed by, or provide service to, the Company, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Employment Agreement).

                  (ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Company on account of the Grantee's Disability.

                  (iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Company, if the Grantee dies while employed by, or providing service to, the Company or within 90 days after the Grantee ceases to be so employed or provide services on account of a termination described in subparagraph (i) above.

                  (iv) The date on which the Grantee ceases to be employed by, or provide service to, the Company for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee's employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the tenth anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Company shall immediately terminate, except as provided in Section 2(d) above.

4. Exercise Procedures.

         (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Committee written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price,
(iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

         (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the Grantee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

         (c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Designation as Incentive Stock Option.

         (a) This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

         (b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

         (c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the transfer of the Shares to the Grantee after exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

6. Change of Control. Upon a change of control (as defined in the Employment Agreement) if the Grantee is then employed by, or providing service to, the Company, the Option shall automatically become fully exercisable. In all other respects, the provisions of the Plan applicable to a change of control shall apply to the Option.

7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee's lifetime. After the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to
(i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved, subject to the terms of the Employment Agreement.

10. No Stockholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company's parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee's consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Executive Officer at the Company's corporate headquarters, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

         IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.


                                          THE MED-DESIGN CORPORATION

Attest:


                                          By:
-------------------------------------        ----------------------------------




I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee with respect to the Plan and this Agreement shall be final and binding.

                                          Grantee:
                                                  -----------------------------


                                          Date:
                                               --------------------------------

                                    Exhibit B
                                    ---------

                       SEPARATION OF EMPLOYMENT AGREEMENT
                               AND GENERAL RELEASE

         WHEREAS David Dowsett ("Executive") has been employed by The Med-Design Corporation (the "Company"), and because Executive's employment with the Company will terminate effective _____________, Executive and the Company agree as follows:

         1. In consideration of the promises of the Company set forth in paragraph 4 below, Executive, and his or her heirs, executors and administrators, intending to be legally bound, hereby permanently and irrevocably agree to the termination of Executive's employment with the Company effective on _____________ (or such earlier date as may be communicated in writing by ___________) (the "Termination Date") and hereby REMISE, RELEASE and FOREVER DISCHARGE the Company and any individual or organization related to the Company and against whom or which Executive could assert a claim, including any and all subsidiaries and affiliates, and their officers, directors, shareholders, partners, employees and agents, and their respective successors and assigns, heirs, executors and administrators (hereinafter referred to collectively as "Releasees"), of and from any and all causes of action, suits, debts, claims and demands whatsoever, which he had, has, or may have against Releasees up until the date of his execution of this Agreement and General Release, other than the Release Exclusions (as defined below). Particularly, but without limitation, Executive so releases all claims relating in any way to his employment or the termination of his employment relationship with the Company, including without limitation claims under the Pennsylvania Human Relations Act, 43 P.S. ss. 951 et seq., California Fair Employment and Housing Act, the California Labor Code, Title VII of the Civil Rights Act of 1964, as amended, ss. 42 U.S.C. 2000e et seq., the Americans with Disabilities Act, 42 U.S.C.
ss. 12101 et seq., the Employee Retirement Income Security Act 29 U.S.C.
ss. 1001 et seq., the Age Discrimination in Employment Act, as amended 29 U.S.C. ss. 621 et seq. (the "ADEA"), any common law claims and all claims for counsel fees and costs. Executive agrees and covenants that should any other person, organization, or other entity file, charge, claim, sue, or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past, up to and including the date of this release, Executive will not seek or accept any personal relief in such civil action, suit or legal proceeding. This release does not give up Executive's rights, if any, to the following claims that Executive has or may have (the "Release Exclusions"):
(i) to seek indemnification pursuant to applicable state law and the Company's By-Laws, (ii) to seek coverage under directors' and officers' liability insurance policies maintained or required to be maintained by the Company and
(iii) the payments and benefits Executive is entitled to receive under paragraph 4 below.

         2. Executive shall promptly take all steps necessary to dismiss with prejudice any and all pending complaints, charges and grievances against the Company or Releasees, regardless of whether they are or have been filed internally or externally. Executive also agrees that the payment in Paragraph 3 is in full satisfaction of any liability or obligation to Executive under the Employment Agreement, dated as of May 15, 2002, between the Company and Executive.

         3. For the purposes of implementing a full and complete release and discharge of claims, Executive expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all the claims described in the preceding paragraphs, whether known or unknown, suspected or unsuspected, and that this Agreement contemplates the extinction of all such claims, including claims for attorney's fees. Executive expressly waives any right to assert after the execution of this Agreement that any such claim, demand, obligation, or cause of action has, through ignorance or oversight, been omitted from the scope of the Agreement. Executive expressly waives any and all rights and benefits conferred upon Executive by the provisions of Section 1542 of the Civil Code of California which provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         4. In full consideration of Executive's execution of this Separation of Employment Agreement and General Release, and his or her agreement to be legally bound by its terms, the Company will provide Executive with the following consideration, to which Executive acknowledges he or she would not otherwise be entitled:

                  (a) Executive shall receive a severance benefit equal to one year of Executive's base salary as in effect on the termination date, which shall be paid in substantially equal installments according to the Company's normal payroll practices over a 12-month period. Payment shall begin after the expiration of the revocation period for the Release.

                  (b) For a period of 12 months following the date of termination, Executive shall continue to receive the medical coverage in effect at the date of his termination (or generally comparable coverage) for himself and, where applicable, his spouse and dependents, as the same may be changed from time to time for employees generally, as if Executive had continued in employment during such period; or, as an alternative, the Company may elect to pay Executive cash in lieu of such coverage in an amount equal to Executive's after-tax cost of continuing such coverage, where such coverage may not be continued (or where such continuation would adversely affect the tax status of the plan pursuant to which the coverage is provided). The COBRA health care continuation coverage period under section 4980B of the Internal Revenue Code of 1986, as amended, shall run concurrently with the foregoing 12-month benefit period.

                  (c) Executive shall receive any benefits accrued or earned in accordance with the terms of any applicable benefit plans and programs of the Company.

         Executive understands and expressly agrees that each benefit enhancement and payment under paragraphs (a) and (b) above is expressly contingent on Executive's continued employment through _________________, or such earlier date as may be communicated in writing by the Company.

         Except as set forth in this Agreement, it is expressly agreed and understood that Releasees do not have, and will not have, any obligation to provide Executive at any time in the future with any payments, benefits or considerations other than those recited in this paragraph, or those required by law, other than under the terms of any benefit plans which provide benefits or payments to former employees according to their terms and other than the Release Exclusions.

         5. The parties acknowledge that the performance of the promises of each are expressly contingent upon the fulfillment and satisfaction of the obligations of the other party as set forth in this Agreement and General Release.

         6. Executive hereby agrees and recognizes that, as of his or her Termination Date, Executive's employment relationship with the Company or Releasees will be permanently and irrevocably severed and that Executive will not apply for a position with the Company or its affiliates and Executive waives his or her right to be hired or rehired in the future by the Company and any of its affiliates. It is further agreed and understood that Executive will continue to be available and cooperate in a reasonable manner in providing assistance to the Company in concluding any matters which are reasonably related to the duties and responsibilities which Executive had while employed by the Company, provided that such cooperation and assistance does not create a burden with respect to any subsequent employment obtained by Executive.

         7. Executive agrees and acknowledges that this Agreement is not and shall not be construed to be an admission of any violation of any federal, state or local statute or regulation, or of any duty owed by Releasees.

         8. Executive agrees, covenants and promises that Executive will not communicate or disclose the terms of this Agreement and General Release to any persons with the exception of members of Executive's immediate family and Executive's attorney and financial advisor, except as required by law. Executive further agrees to refrain from using or disclosing for the benefit of any person, business or entity other than the Company, any confidential information relating to the Company's business, which includes but is not limited to information relating to the Company's employees, processors, suppliers, customers, services, plans, marketing studies or analyses, and financial or business affairs. Executive represents that any and all documents containing such confidential information will be returned to the Company upon termination of employment.

         9. This Agreement and General Release, and the provisions of the Employment Agreement that survive Executive's termination of employment, constitute the complete and entire understanding between the parties, and supersede any and all prior agreements and understandings between the parties to the extent they are inconsistent with this Agreement.

         10. Executive hereby certifies that Executive has read the terms of this Agreement and General Release, that Executive has been advised by the Company to consult with an attorney of his or her own choice prior to executing this Agreement, that Executive has had an opportunity to do so, and that Executive understands this Agreement's terms and effects. Executive further certifies that neither Releasees nor any representative of Releasees has made any representations to Executive concerning this Agreement and General Release other than those contained herein.

         11. Executive acknowledges that Executive has been informed that this Agreement and General Release includes a waiver of claims under the ADEA, and that Executive has the right to consider this Agreement and General Release for a period of 21 days. Executive also understands that he or she has the right to revoke this Agreement and General Release for a period of seven days following his execution of this Agreement and General Release by giving written notice to the Company in care of ___________________.

         12. If any provision of this Agreement and General Release is deemed invalid, the remaining provisions shall not be affected.

         13. The provisions of this Agreement and General Release shall be governed by the laws of California, without regard to any choice of law provisions.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed the foregoing Agreement and General Release on the dates indicated below.


WITNESS:
        ----------------------------       -----------------------------------
                                           DAVID DOWSETT
                                           DATE:
                                                ------------------------------

                                           THE MED DESIGN CORPORATION

                                           -----------------------------------

WITNESS:                                   BY:
        ----------------------------          --------------------------------

                                           TITLE:
                                                 -----------------------------

                                           DATE:
                                                ------------------------------

                                 Exhibit C
                                 ---------

                       NONDISCLOSURE, NONSOLICITATION AND
                         INVENTION ASSIGNMENT AGREEMENT

This Nondisclosure, Nonsolicitation and Invention Assignment Agreement (this "Agreement") is made by and between The Med-Design Corporation (hereinafter "Employer"), and David Dowsett ("Employee"), to be effective as of May 15, 2002:

         1. Confidential Information and Company Property.

         1.1. Employee acknowledges that Employer and its parents, subsidiaries, divisions and affiliates, as well as majority-owned companies of such parents, subsidiaries, divisions and affiliates, and their respective successors (hereinafter collectively, the "Company") possess certain Confidential Information that has been and may be revealed to or learned by Employee during his/her employment with the Company. Employee acknowledges that the term "Confidential Information" includes all information that has or could have commercial value or other utility in the Company's Business, or the unauthorized disclosure of which could be detrimental to the Company's interests, whether or not such information is specifically identified as Confidential Information by the Company.

         1.2. Employee acknowledges that the Company's Business includes all businesses in which the Company is planning or preparing to engage and all businesses in which the Company is currently engaged, as well as such other businesses as the Company may enter, plan to enter, or prepare to enter subsequent to the date that this Agreement is executed.

         1.3. By way of example and not limitation, Confidential Information includes any and all information, whether or not meeting the legal definition of a trade secret, concerning the Company's actual, planned or contemplated (i) marketing plans, business plans, strategies, forecasts, budgets, projections and costs; (ii) personnel information; (iii) customer, vendor and supplier lists;
(iv) customer, vendor and supplier needs, transaction histories, contacts, volumes, characteristics, agreements and prices; (v) promotions, operations, sales, marketing, and research and development; (vi) business operations, internal structures and financial affairs; (vii) software and operating systems and procedures; (viii) pricing structure of the Company's services and products;
(ix) proposed services and products; (x) contracts with other parties; (xi) performance characteristics of the Company's products; and (xii) Inventions and Works as defined in Section 4. Confidential Information does not include information that has become widely known to the public other than through the improper disclosure of Employee. Notwithstanding anything to the contrary in this Agreement, however, Confidential Information includes any and all information that the Company is obligated to maintain as confidential.

         1.4. During the term of Employee's employment with the Company and thereafter, Employee will not, directly or indirectly, use or disclose to anyone, or authorize disclosure or use by anyone of, any of the Confidential Information revealed to, learned by or created by Employee during the course of his/her employment with the Company, unless such use or disclosure is both consistent with the Company's obligations and is for the sole purpose of carrying out Employee's duties to the Company. Employee further agrees that he/she will take all reasonable efforts to protect the confidentiality of Confidential Information.

         1.5. Employee acknowledges that Confidential Information is essential to the Company's Business. Employee will not remove from the Company's place of business any document or other medium containing Confidential Information, or other Company property, without the permission of the Company, which permission the Company may in its absolute discretion withhold. Employee agrees that he/she will not make any copies of Confidential Information or other Company property except as authorized by the Company. Employee agrees that at the cessation of his/her employment he/she will return to the Company immediately any and all Company property and documents and other media containing Confidential Information (and all copies thereof) in Employee's possession, custody or control. The Company's property includes, but is not limited to, all financial books, records, instruments and documents; customer lists; data; reports; programs; software; hardware; tapes; rolodexes; telephone and address books; card decks; listings; programming; customer files and records; and any and all other instruments, records and documents recorded or stored on any medium whatsoever relating or pertaining, directly or indirectly, to corporations, governmental entities and other persons and entities with whom the Company has or has had contractual relations, the services or products provided by the Company, or the Company's Business or business affairs.

         1.6. If Employee is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or other process) to disclose Confidential Information, Employee will immediately notify the Company of such request or requirement so that the Company may take any action deemed by the Company to be necessary or advisable to protect the confidentiality of the Confidential Information. Unless the Company waives the protections of this Agreement in writing, Employee agrees to take all lawful steps to protect the confidentiality of the Confidential Information and to cooperate fully with the Company's efforts to protect the confidentiality of the Confidential Information, including, but not limited to, seeking a protective order and refusing to produce such Confidential Information unless compelled to do so by a final order that has been upheld by the highest appellate court having jurisdiction over the matter. If Employee is ultimately compelled to disclose Confidential Information, Employee agrees to take all lawful efforts to limit the dissemination of, and maintain the confidentiality of, the Confidential Information. Employer agrees to reimburse Employee for all reasonable expenses incurred by Employee in complying with this Section 1.6, including, but not limited to reasonable attorneys fees.

         2. Employee Responsibilities and Restrictive Covenants.

         2.1. Employee agrees to devote Employee's best efforts and entire work time and attention to the Company's Business during the term of Employee's employment with the Company. While the Company does not seek to interfere with the off-duty and personal conduct of its employees, certain conduct may interfere with the Company's legitimate business interests. Employee agrees that, during the term of Employee's employment, except as otherwise approved in writing by the Company, which approval the Company may in its absolute discretion withhold, Employee will not, engage in any outside business activity that conflicts with, or adversely affects, his job performance. Employee must disclose to his immediate supervisor, the Chief Executive Officer of the Company involvement in any outside business activity that may conflict with or be adverse to the interests of the Company. Employee further agrees that, during the term of Employee's employment, except as otherwise approved in writing by the Company, which approval the Company may in its absolute discretion withhold:

                  (a) Employment that conflicts with Employee's work schedule, duties, or responsibilities;

                  (b) Employment that is incompatible with Employee's employment with the Company;

                  (c) Employment that impairs or has a detrimental effect on Employee's work or performance with the Company;

                  (d) Employment that requires Employee to conduct work or related activities on the Company's property during Employee's working hours or to use the Company's facilities and/or equipment.

         2.2. Employee further agrees that he will not take any action inconsistent with the fiduciary relationship of an employee to his corporate employer. This shall not prohibit Employee from owning stock or other securities of a competitor of the Company or any subsidiary or affiliate of such competitor so long as Employee's ownership does not interfere with Employee's job performance.

         2.3. Employee agrees that, during the term of Employee's employment with the Company, and for a period of twelve (12) months thereafter, Employee will not, either directly or indirectly, or for himself/herself or through, on behalf of or in conjunction with any person, persons or legal entity, persuade, induce or attempt to persuade or induce any employee or person who has provided services to the Company as an employee or independent contractor or employee of an independent contractor to leave his/her employment with the Company or to refrain from providing services to the Company.

         2.4. Employee agrees that, for a period of twelve (12) months after the cessation of Employee's employment, Employee will promptly inform Employer in writing of any employment or other business affiliations that Employee has with any business or business entity offering or planning to offer a service or product in competition with the Company. Such information will include, but not be limited to (i) the name and address of the business or business entity with which Employee has such a relationship; and (ii) the general nature of Employee's business-related activities.

         2.5. Employer and Employee agree that Sections 2.1 and 2.2 hereof are not intended to, and do not, prevent ownership of up to 5% or $100,000, whichever is less, of any class of equity or debt securities that are traded on a national securities exchange.

         3. Company Access.

         3.1. Employee agrees and consents that, during the term of Employee's employment with the Company and thereafter, the Company may review, audit, intercept, access and disclose all messages created, stored, received or sent over the electronic mail and Internet access systems provided by the Company, with or without notice to Employee, and that such review, audit, interception, access or disclosure may occur during or after working hours. Employee further consents and agrees that the Company may, at any time, access, review and disclose the contents of all computers, computer disks and other data-storage equipment and devices, files, desks, drawers, closets, cabinets and work stations that are either on the Company's premises or owned or provided by the Company.

         4. Intellectual Property.

                  4.1. Employee agrees to disclose fully, promptly and in writing to Employer any and all Inventions and Works, separately defined below, that are conceived, made, reduced to practice, developed, authored, created, drawn or written at any time while Employee is employed by the Company and for a period of six (6) months thereafter. Employee will generate and provide to the Company adequate and current written records of all Inventions and Works in the form of notes, sketches, drawings, reports, notebooks or other documents relating thereto or in such other form as will be requested by the Company, which records and any copies thereof will be and will remain the exclusive property of Employer and will be available to the Company at all times.

                  4.2. Employer and Employee agree that the term "Inventions" is defined in this Agreement to include any and all new or useful ideas, developments, discoveries, improvements, designs, formulas, modifications, trademarks, service marks, trade secrets, and other intellectual property, whether patentable or not (including without limitation any technology, computer programs, software, test, concept, idea, apparatus, device, mechanism, equipment, machinery, process, method, composition of matter, formula or technique), and all know-how related thereto, that Employee conceives, makes, reduces to practice, or develops, solely or jointly with others, that (i) relate to the actual or contemplated business, work or activities of the Company, (ii) result from or are suggested by any work that Employee has done or may do on behalf of the Company, or by any information that Employee may receive while employed by the Company, or (iii) are developed, tested, improved or investigated either in part or entirely on time for which Employee was paid by the Company, or with the use of premises, equipment or property provided, owned, leased or contracted for by or on behalf of the Company. Notwithstanding anything herein to the contrary, this Agreement does not apply to any Invention that qualifies fully under the provisions of section 2870 of the California Labor Code, which provides:


                  Employment Agreements; Assignment of Rights


                  (i) provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his/her rights in an invention to his/her employer shall not apply to an invention that the employee developed entirely on his/her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

                           (1) Rate at the time of conception or reduction to
                  practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

                           (2) Result from any work performed by the employee
                  for the employer.

                  (ii) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

         4.3. Employer and Employee agree that the term "Works" is defined in this Agreement to include any and all materials for which copyright protection may be obtained, including without limitation literary works (including books, pamphlets, articles and other writings), mask works, artistic works (including designs, graphs, drawings, blueprints and other graphic works), computer programs, compilations, recordings, photographs, motion pictures and other audio-visual works that Employee authors, conceives, creates, draws, makes or writes, solely or jointly with others, that (i) relate to the actual or contemplated business, work or activities of the Company, (ii) result from or are suggested by any work that Employee has done or may do on behalf of the Company, or by any information that Employee may receive while employed by the Company, or (iii) are developed, tested, improved or investigated either in part or entirely on time for which Employee was paid by the Company, or with the use of premises, equipment or property provided, owned, leased or contracted for by or on behalf of the Company.

         4.4. Employee agrees to assign, transfer and convey, and hereby assigns, transfers and conveys, to Employer all of the right, title and interest in and to any and all such Inventions and Works that Employee has or may acquire in such Inventions or Works that are conceived, made, reduced to practice, developed, authored, created, drawn or written at any time while Employee is employed by the Company. Employee further agrees that for a period of six (6) months after the end of the employment relationship, Employee shall notify and inform Employer of any and all Inventions and Works Employee conceives, makes, or reduces to practice, develops, authors, or creates, and agrees to assign, transfer and convey, and hereby assigns, transfers and conveys, to the Company all of the right, title and interest in and to any and all such Inventions and Works that Employee conceives, makes, reduces to practice, develops, authors, or creates, drawn or written, arising from, based upon, relating to, utilizing, or employing Company's proprietary, confidential, or trade secret information or the use of the Company's facilities. Employee agrees that Employer will be the sole owner of all patents, copyrights, trademarks and other intellectual property rights in connection therewith, and agrees to take all such actions as may be requested by the Company during Employee's employment with the Company and at any time thereafter, with respect to any such Inventions or Works to confirm or evidence such assignment, transfer, conveyance or ownership, and to assist in the Company's maintenance, enforcement, licensing, assignment, transfer, or conveyance of rights in respect of the Inventions or Works.

         4.5. By way of example and not limitation, at any time and from time to time, upon the request of the Company, Employee agrees to execute, acknowledge, swear to, seal and deliver to the Company any and all lawful instruments, documents and papers, give evidence and do any and all other lawful acts that, in the opinion of the Company, are or may be necessary or desirable to document such assignment, transfer and conveyance or to enable the Company to file and prosecute applications for, and to acquire, maintain and enforce any and all patents, trademarks, copyrights and other property rights under United States, local, state or foreign law with respect to, any such Inventions or Works, or to obtain any extension, validation, reissue, continuance or renewal of any such patent, trademark, copyright or other intellectual property right. By way of further example and not limitation, Employee agrees to meet with Company representatives or attorneys for the purpose of initiating, maintaining or defending litigation, administrative or other proceedings, and to participate fully in litigation, administrative or other proceedings as requested by the Company. In the event that the Company may be unable, for any reason whatsoever, after reasonable effort, to secure Employee's signature on any patent, copyright, trademark or other intellectual property application or other papers, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact to act for and on behalf of Employee to execute, acknowledge, swear to, seal and deliver to the Company and file any such application or applications or other papers, and to do all other lawfully permitted acts to further the provisions of this Section 4.

         4.6. Employer agrees to reimburse Employee for reasonable expenses incurred by Employee in complying with the provisions of Sections 4.4 and 4.5 of this Agreement. Employer and Employee agree that Employee is not entitled to additional compensation beyond that paid to Employee for the period of time that he/she is employed by the Company, which compensation, along with Employer's understandings set forth in this Agreement, is expressly acknowledged to be adequate consideration for all of Employee's promises and obligations set forth in this Agreement.

         4.7. Employee expressly acknowledges and states that all Works that are made by Employee (solely or jointly with others) are being created at the instance of Employer and are "works made for hire," as that term is defined in the Copyright Act of 1976, 17 U.S.C. ss. 101. In the event that such laws are inapplicable or in the event that any such Works, or any part thereof, are determined by a court of competent jurisdiction not to be a work made for hire, this Agreement will operate as an irrevocable and unconditional assignment by Employee to Employer of all Employee's right, title and interest (including, without limitation, all rights in and to the copyrights throughout the world, including the right to prepare derivative works and the rights to all renewals and extensions) in the Works in perpetuity.

         4.8. Employee represents that Schedule A to this Agreement describes all Inventions and Works, whether patentable or not, that have been conceived, made, reduced to practice, developed, authored, created, drawn or written prior to Employee's employment by the Company; provided, however, that Employee has not disclosed in Exhibit A information that is a trade secret belonging to another, or that is the subject of a contract preventing Employee's disclosure of such information to the Company.

         5. Employee Representations.

         5.1. Employee represents and warrants that this Agreement and his/her employment by the Company do not conflict with and will not be constrained by any prior business relationship or contract, that Employee does not possess trade secrets or other proprietary information arising out of any prior business relationship or contract that, in Employee's best judgment, would be utilized in connection with Employee's employment with the Company. Employee further agrees that he/she will not disclose any such trade secrets or other proprietary information to the Company or others.

         5.2. Employee represents and warrants that if his/her employment with the Company were to terminate, he/she could earn a living while fully complying with all of the terms of this Agreement and that the restrictions contained in this Agreement are reasonable and necessary to protect the Company's legitimate interests in its Confidential Information and customer relationships.

         6. Interpretation.

         6.1. Wherever this Agreement contemplates that Employee will have an obligation or restriction at or after the term of Employee's employment with the Company, Employee agrees that that obligation or restriction will exist without regard to which party to the Agreement terminates the employment relationship, and without regard to the reason (or lack thereof) for the termination of the employment relationship.

         6.2. Employer and Employee agree that this Agreement constitutes the entire understanding and agreement of Employee and the Company with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Company and Employee, with the exception of the Employment Agreement between Employer and Employee dated as of May 15, 2002 (the "Employment Agreement").

         6.3. Employer and Employee agree that if any provision of this Agreement, or the application thereof, will for any reason and to any extent be invalid or unenforceable, such provision will be deemed severable and the remainder of this Agreement will remain valid and fully enforceable.

         6.4. Employer and Employee agree that if all or any portion of a covenant is held unreasonable or unenforceable by a court or agency having valid jurisdiction in a final decision, Employee will be bound by any lesser covenant subsumed within the terms of such covenant, which lesser covenant imposes the maximum duty permitted by law, as if the resulting covenant were separately stated in and made a part of this Agreement.

         6.5. Employer and Employee agree that the headings in this Agreement are included solely for convenience and will be given no effect in the construction of this Agreement.

         6.6. Employer and Employee agree that, although this Agreement was drafted by Employer, it accurately reflects both parties' intent and understanding and should not be presumptively construed against the Company in the event that there is any dispute over the meaning or intent of any provision.

         7. Enforcement.

         7.1. If reasonably requested by Employer, Employee agrees, at any time during the term of Employee's employment and thereafter, to reaffirm in writing the obligations imposed by, and Employee's past compliance with, any or all of the provisions of this Agreement.

         7.2. Employee agrees that if he/she engages in any activities prohibited by this Agreement or fails to take actions required by this Agreement, irreparable harm to the Company will likely result, for which a remedy in the form of damages may not be adequate or otherwise ascertainable. Consequently, Employer will be entitled to temporary, preliminary and permanent injunctive relief against Employee. This section will not limit any other legal or equitable remedies that Employer may have against Employee for violations of these restrictions.

         7.3. Employer and Employee agree that this Agreement will be governed by the laws of California, without giving effect to the conflict of laws provisions thereof. All suits, proceedings and other actions relating to, arising out of or in connection with this Agreement will be submitted solely to the in personam jurisdiction of the United States District Court for the Central District of California ("Federal Court") or to the Superior Court of Ventura County, if the Federal Court lacks jurisdiction to hear the matter. Venue for all such suits, proceedings and other actions will be in Ventura County, California. Employee hereby waives any claims against or objections to such in personam jurisdiction and venue.

         7.4. Employer and Employee agree that, in any lawsuit for breach of this Agreement, the prevailing party will be entitled to recover its or his/her reasonable attorneys' fees and costs, including expert witness fees, unless there is an express determination by the court that the nonprevailing party's position was substantially justified.

         8. General.

         8.1. Employer and Employee agree that this Agreement will be binding upon and inure to the benefit of the Company and its successors and assigns. This Agreement may be assigned in whole or in part by Employer to a successor to all or substantially all of the business or assets of Employer or the subportion of the business or assets of Employer that relate to Employee's duties; or to any division or part of Employer; or to any subsidiary, affiliate or division; or to any entity that is majority-owned by Employer or its subsidiaries, divisions or affiliates.

         8.2. Employer and Employee agree that any term or provision of this Agreement may be amended or waived only by a writing signed by Employee and an officer of Employer. The failure of either party to enforce any of the provisions in this Agreement will not be construed to be a waiver of the right of that party to enforce such provision thereafter.

         8.3. Employee agrees that this Agreement is not confidential, and that the Company may, during the term of Employee's employment with the Company and thereafter, provide copies of this Agreement to others, including persons or entities that may employ, do business with or consider employing or doing business with Employee in the future.

         8.4. Employee and Employer agree that this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

         8.5. By his/her signature below, Employee acknowledges that he/she (i) has had sufficient opportunity to read each provision of this Agreement and understands each provision, (ii) has had an opportunity to review the Agreement with legal counsel of Employee's choice, (iii) is not under duress and (iv) is not relying on any representations or promises that are not set forth in the Agreement or the Employment Agreement.

EMPLOYEE:                                                     EMPLOYER:

Signature:                                                    Signature:
          -------------------------------------------                   -------------------------------------------

Name (Print):                                                 Name (Print):
             ----------------------------------------                      ----------------------------------------

Title:                                                        Title:
      -----------------------------------------------               -----------------------------------------------

Social Security No.:
                    ---------------------------------

Date:                                                         Date:
     ------------------------------------------------              ------------------------------------------------

Exhibit A attached:      Yes            No
                             -------       ----------


                                   Schedule A

The following is a complete list of all Inventions and Works that have been conceived, made, reduced to practice, developed, authored, created, drawn or written by me alone or jointly with others prior to my engagement by the Company.

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

         ------------------------------------------

Due to a preexisting contract with another party, I cannot disclose certain Inventions or Works that would otherwise be included on the above list.
         ________ additional sheets are attached.

         (number)


EMPLOYEE:

     Signature:
               --------------------------------------

     Name (Print):
                  -----------------------------------

     Title:
           ------------------------------------------

     Social Security No.:
                         ----------------------------

     Date:
          -------------------------------------------